Exhibit 99.1

Financial Contact:	Media Contact:
Josh Hirsberg	David Strow
(702) 792-7234	(702) 792-7386
joshhirsberg@boydgaming.com	davidstrow@boydgaming.com

BOYD GAMING REPORTS FIRST-QUARTER 2022 RESULTS

Operating Momentum Continues with Record First-Quarter Revenues, Adjusted EBITDAR, Operating Margins and Net Income

LAS VEGAS - APRIL 26, 2022 - Boyd Gaming Corporation (NYSE: BYD) today reported financial results for the first quarter ended March 31, 2022.

Keith Smith, President and Chief Executive Officer of Boyd Gaming, said: “In the first quarter of 2022, our disciplined approach to managing the business and strategic focus on our core customer once again produced exceptional results. During the quarter, strong performance from our core customers and sustained efficiencies in our marketing and operations contributed to record revenue, EBITDAR and margin performances on a Companywide basis. Additionally, we took an important step in advancing our online gaming strategy with our agreement in March to acquire Pala Interactive, which will provide us the technology and expertise to build a leading regional online casino gaming operation. We also continued to execute our robust capital return program, repurchasing $132 million in stock during the first quarter and reinstating our quarterly cash dividend.  In all, the first quarter was an excellent start to 2022, as our proven operating strategy and experienced team continue to create long-term value for our shareholders.”

Boyd Gaming reported first-quarter 2022 revenues of $860.7 million, up 14.3% from $753.3 million in the first quarter of 2021. The Company reported net income of $162.9 million, or $1.45 per share, for the first quarter of 2022, compared to $102.2 million, or $0.90 per share, for the year-ago period.

Total Adjusted EBITDAR(1) was $338.8 million in the first quarter of 2022, increasing 15.8% from $292.6 million in the first quarter of 2021. Adjusted Earnings(1) for the first quarter of 2022 were $157.5 million, or $1.40 per share, compared to $105.7 million, or $0.93 per share, for the same period in 2021.  Companywide Adjusted EBITDAR margins after corporate expense were 39.4% in the first quarter of 2022, increasing from 38.8% in the year-ago quarter.

(1)	See footnotes at the end of the release for additional information relative to non-GAAP financial measures.

Operations Review

During the first quarter of 2022, the Company set first-quarter Adjusted EBITDAR records in each of its three operating segments, as well as first-quarter revenue records in both the Las Vegas Locals and Midwest & South segments.

Strong growth continued in the Company’s Las Vegas Locals segment, which delivered year-over-year revenue growth of nearly 25% and Adjusted EBITDAR growth of 31% as operating margins exceeded 50% for the fourth straight quarter. Positive trends also continued in Downtown Las Vegas as the segment achieved quarterly Adjusted EBITDAR and margin records for the third consecutive quarter. The Midwest & South segment posted record first-quarter revenue and Adjusted EBITDAR as business trends continued at levels similar to the second half of 2021.

Dividend and Share Repurchase Program Update

Boyd Gaming reinstated its quarterly cash dividend with a payment of $0.15 per share on April 15, 2022, more than double the amount of the Company's previous quarterly dividend.  The previous dividend was suspended in March 2020 due to the impact of the COVID pandemic on the Company’s operations.

As part of its ongoing share repurchase program, the Company repurchased approximately $132 million in stock during the first quarter of 2022. As of March 31, 2022, the Company had approximately $149 million remaining under current repurchase authorizations.

Balance Sheet Statistics

As of March 31, 2022, Boyd Gaming had cash on hand of $403.0 million, and total debt of $3.1 billion.

Conference Call Information

Boyd Gaming will host a conference call to discuss its first-quarter 2022 results April 26, at 5:00 p.m. Eastern.  The conference call number is (844) 200-6205, or (833) 950-0062 for Canadian callers and +1-929-526-1599 for international callers.  The conference call passcode is 179741.  Please call up to 15 minutes in advance to ensure you are connected prior to the start of the call.

The conference call will also be available live on the Internet at https://investors.boydgaming.com, or: https://events.q4inc.com/attendee/835241151.

Following the call’s completion, a replay will be available by dialing (866) 813-9403 (Canada (226) 828-7578, international +44 204 525 0658) on Tuesday, April 26 after the conclusion of the call, and continuing through Tuesday, May 3.  The conference number for the replay is 691398.  The replay will also be available at https://investors.boydgaming.com.

BOYD GAMING CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

	Three Months Ended
	March 31,
(In thousands, except per share data)	2022	2021
Revenues
Gaming	$667,954	$617,926
Food & beverage	63,743	44,112
Room	42,409	25,990
Other	86,637	65,279
Total revenues	860,743	753,307
Operating costs and expenses
Gaming	250,042	232,113
Food & beverage	53,934	38,913
Room	15,990	12,132
Other	56,925	41,907
Selling, general and administrative	92,047	90,007
Master lease rent expense (a)	26,306	25,915
Maintenance and utilities	32,890	28,231
Depreciation and amortization	62,478	64,467
Corporate expense	29,004	23,315
Project development, preopening and writedowns	(10,029)	1,415
Other operating items, net	98	1,157
Total operating costs and expenses	609,685	559,572
Operating income	251,058	193,735
Other expense (income)
Interest income	(420)	(509)
Interest expense, net of amounts capitalized	37,658	57,890
Loss on early extinguishments and modifications of debt	3,300	—
Other, net	(253)	1,932
Total other expense, net	40,285	59,313
Income before income taxes	210,773	134,422
Income tax provision	(47,845)	(32,261)
Net income	$162,928	$102,161

Basic net income per common share	$1.45	$0.90
Weighted average basic shares outstanding	112,195	113,626

Diluted net income per common share	$1.45	$0.90
Weighted average diluted shares outstanding	112,358	113,967

__________________________________________

(a) Rent expense incurred by those properties subject to a master lease with a real estate investment trust.

BOYD GAMING CORPORATION

SUPPLEMENTAL INFORMATION

Reconciliation of Adjusted EBITDA to Net Income

(Unaudited)

	Three Months Ended
	March 31,
(In thousands)	2022	2021
Total Revenues by Reportable Segment
Las Vegas Locals	$227,562	$182,423
Downtown Las Vegas	49,484	21,433
Midwest & South	583,697	549,451
Total revenues	$860,743	$753,307

Adjusted EBITDAR by Reportable Segment
Las Vegas Locals	$118,695	$90,642
Downtown Las Vegas	18,389	2,440
Midwest & South	223,481	218,149
Property Adjusted EBITDAR	360,565	311,231
Corporate expense, net of share-based compensation expense (a)	(21,729)	(18,634)
Adjusted EBITDAR	338,836	292,597
Master lease rent expense (b)	(26,306)	(25,915)
Adjusted EBITDA	312,530	266,682

Other operating costs and expenses
Deferred rent	191	207
Depreciation and amortization	62,478	64,467
Share-based compensation expense	8,734	5,701
Project development, preopening and writedowns	(10,029)	1,415
Other operating items, net	98	1,157
Total other operating costs and expenses	61,472	72,947
Operating income	251,058	193,735
Other expense (income)
Interest income	(420)	(509)
Interest expense, net of amounts capitalized	37,658	57,890
Loss on early extinguishments and modifications of debt	3,300	—
Other, net	(253)	1,932
Total other expense, net	40,285	59,313
Income before income taxes	210,773	134,422
Income tax provision	(47,845)	(32,261)
Net income	$162,928	$102,161

__________________________________________

(a) Reconciliation of corporate expense:

	Three Months Ended
	March 31,
(In thousands)	2022	2021
Corporate expense as reported on Condensed Consolidated Statements of Operations	$29,004	$23,315
Corporate share-based compensation expense	(7,275)	(4,681)
Corporate expense, net, as reported on the above table	$21,729	$18,634

(b) Rent expense incurred by those properties subject to a master lease with a real estate investment trust.

BOYD GAMING CORPORATION

SUPPLEMENTAL INFORMATION

Reconciliations of Net Income to Adjusted Earnings

and Net Income Per Share to Adjusted Earnings Per Share

(Unaudited)

	Three Months Ended
	March 31,
(In thousands, except per share data)	2022	2021
Net income	$162,928	$102,161
Pretax adjustments:
Project development, preopening and writedowns	(10,029)	1,415
Other operating items, net	98	1,157
Loss on early extinguishments and modifications of debt	3,300	—
Other, net	(253)	1,932
Total adjustments	(6,884)	4,504

Income tax effect for above adjustments	1,495	(1,003)
Adjusted earnings	$157,539	$105,662

Net income per share, diluted	$1.45	$0.90
Pretax adjustments:
Project development, preopening and writedowns	(0.09)	0.01
Other operating items, net	—	0.01
Loss on early extinguishments and modifications of debt	0.03	—
Other, net	—	0.02
Total adjustments	(0.06)	0.04

Income tax effect for above adjustments	0.01	(0.01)
Adjusted earnings per share, diluted	$1.40	$0.93

Weighted average diluted shares outstanding	112,358	113,967

Non-GAAP Financial Measures

Our financial presentations include the following non-GAAP financial measures:
●	EBITDA: earnings before interest, taxes, depreciation and amortization,
●

Adjusted EBITDA: EBITDA adjusted for deferred rent, share-based compensation expense, project development, preopening and writedown expenses, impairments of assets, gain or loss on early extinguishments and modifications of debt and other items, net,

●	EBITDAR: EBITDA further adjusted for rent expense associated with master leases with a real estate investment trust,
●	Adjusted EBITDAR: Adjusted EBITDA further adjusted for rent expense associated with master leases with a real estate investment trust,
●

Adjusted Earnings: net income before project development, preopening and writedown expenses, impairments of assets, other items, net, gain or loss on early extinguishments and modifications of debt, and other non-recurring adjustments, net, and,

●	Adjusted Earnings Per Share (Adjusted EPS): Adjusted Earnings divided by weighted average diluted shares outstanding.

Collectively, we refer to these and other non-GAAP financial measures as the “Non-GAAP Measures”.

The Non-GAAP Measures are commonly used measures of performance in our industry that we believe, when considered with measures calculated in accordance with accounting principles generally accepted in the United States (GAAP), provide our investors with a more complete understanding of our operating results and facilitates comparisons between us and our competitors. We provide this information to investors to enable them to perform comparisons of our past, present and future operating results and as a means to evaluate the results of core on-going operations. We have historically reported these measures to our investors and believe that the continued inclusion of the Non-GAAP Measures provides consistency in our financial reporting. We also believe this information is useful to investors in allowing greater transparency related to significant measures used by our management in their financial and operational decision-making, their evaluation of total company and individual property performance, in the evaluation of incentive compensation and in the annual budget process.   Management also uses Non-GAAP Measures in the evaluation of potential acquisitions and dispositions. We believe these measures continue to be used by investors in their assessment of our operating performance and the valuation of our company.

The use of Non-GAAP Measures has certain limitations. Our presentation of the Non-GAAP Measures may be different from the presentation used by other companies and therefore comparability may be limited. While excluded from certain of the Non-GAAP Measures, depreciation and amortization expense, interest expense, income taxes and other items have been and will be incurred. Each of these items should also be considered in the overall evaluation of our results. Additionally, the Non-GAAP Measures do not consider capital expenditures and other investing activities and should not be considered as a measure of our liquidity. We compensate for these limitations by providing the relevant disclosure of our depreciation and amortization, interest and income taxes, capital expenditures and other items both in our reconciliations to the historical GAAP financial measures and in our consolidated financial statements, all of which should be considered when evaluating our performance. We do not provide a reconciliation of forward-looking Non-GAAP Measures to the corresponding forward-looking GAAP measure due to our inability to project special charges and certain expenses.

The Non-GAAP Measures are to be used in addition to and in conjunction with results presented in accordance with GAAP. The Non-GAAP Measures should not be considered as an alternative to net income, operating income, or any other operating performance measure prescribed by GAAP, nor should these measures be relied upon to the exclusion of GAAP financial measures. The Non-GAAP Measures reflect additional ways of viewing our operations that we believe, when viewed with our GAAP results and the reconciliations to the corresponding historical GAAP financial measures, provide a more complete understanding of factors and trends affecting our business than could be obtained absent this disclosure. Management strongly encourages investors to review our financial information in its entirety and not to rely on a single financial measure.

Forward-looking Statements and Company Information

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements contain words such as “may,” “will,” “might,” “expect,” “believe,” “anticipate,” “could,” “would,” “estimate,” “continue,” “pursue,” or the negative thereof or comparable terminology, and may include (without limitation) information regarding the Company's expectations, goals or intentions regarding future performance. In addition, forward-looking statements in this press release, as well as in our earnings conference call remarks, include statements regarding continued growth in visitation and spending among the Company’s core customers, the Company’s views that it will be able to drive continued revenue and EBITDAR growth throughout its business, the impacts of COVID-19 on the Company, the Company’s operating strategy, the Company’s confidence in its long-term growth trajectory, and the Company's plans with respect to share repurchases and returning capital to shareholders. Forward-looking statements involve certain risks and uncertainties, and actual results may differ materially from those discussed in any such statement.  These risks and uncertainties include but are not limited to: the ongoing uncertainty about COVID-19, its duration and impact, the extent of consumer demand, potential negative effects on the Company’s workforce, suppliers, contractors and other partners, as well as the impact on the customer experience of necessary health and safety measures implemented at the direction of state and local governments and gaming regulators.  Risks also include fluctuations in the Company's operating results; the political climate and its effects on consumer spending and its impact on the travel industry; the state of the economy and its effect on consumer spending; the impact and effects of the local economies in the markets where the Company operates; the receipt of legislative, and other state, federal and local approvals for the Company's development projects; developments in legalization of online gaming, the Company's ability to operate online gaming profitably, or otherwise; consumer reaction to fluctuations in the stock market and economic factors; the effects of events adversely impacting the economy or the regions from which the Company draws a significant percentage of its customers; competition; litigation; financial community and rating agency perceptions of the Company; changes in laws and regulations, weather, regulation, economic, credit and capital market conditions; and the effects of war, terrorist or similar activity. Additional factors that could cause actual results to differ are discussed under the heading “Risk Factors” and in other sections of the Company's Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q, and in the Company's other current and periodic reports filed from time to time with the SEC. All forward-looking statements in this press release are made as of the date hereof, based on information available to the Company as of the date hereof, and the Company assumes no obligation to update any forward-looking statement.

About Boyd Gaming

Founded in 1975, Boyd Gaming Corporation (NYSE: BYD) is a leading geographically diversified operator of 28 gaming entertainment properties in 10 states.  The Company is also a strategic partner and 5% equity owner of FanDuel Group, the nation’s leading sports-betting and iGaming operator.  With one of the most experienced leadership teams in the casino industry, Boyd Gaming prides itself on offering its guests an outstanding entertainment experience, delivered with unwavering attention to customer service. Through a long-standing company philosophy called Caring the Boyd Way, Boyd Gaming is committed to advancing Environmental, Social and Corporate Governance (ESG) initiatives that positively impact the Company’s stakeholders and communities.  Our commitment to being an employer of choice has been recognized by Forbes magazine, which named Boyd Gaming the highest-ranked gaming company in America’s Best Employers for Diversity in 2021, and Nevada’s Best Employers in 2020 and 2021.  For additional Company information and press releases, visit https://investors.boydgaming.com.